UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2017

AeroGrow International, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

001-33531	46-0510685
(Commission File Number)	(IRS Employee Identification No.)

6075 Longbow Drive, Suite 200, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 444-7755

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 13, 2017, AeroGrow International, Inc. (the “Company”) entered a $2.0 Million Term Loan Agreement with The Scotts Miracle-Gro Company. The funding will provide general working capital to support anticipated growth as the Company expands its retail and its direct-to-consumer sales channels. The proceeds will be made available as needed in increments of $500,000 not to exceed $2.0 million with a due date of March 30, 2018. Interest will be charged at the stated rate of 10% and will be paid quarterly in arrears on each of September 29, 2017, December 30, 2017 and March 30, 2018.

As previously reported in a Current Report on Form 8-K filed with the SEC on April 23, 2013, the Company entered into a strategic alliance with The Scotts Miracle-Gro Company in which, among other things, the Company issued: (i) 2,649,007 shares of Series B Convertible Preferred Stock to a wholly owned subsidiary of Scotts Miracle-Gro; and (ii) a warrant to purchase shares of the Company’s common stock for an aggregate purchase price of $4.0 million.   The Term Loan was approved by members of the Company’s Board of Directors.

The foregoing description of the $2.0 Million Term Loan Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.1 hereto and are incorporated herein by reference.

On September 13, 2017, AeroGrow International, Inc. (the “Company”) and The Scotts Miracle-Gro Company entered into the second amendment to the Collaboration Services Agreement, first dated April 22, 2013 and executed as part of the initial Securities Purchase Agreement, the details of which were disclosed in the Current Report on Form 8-K filed with the SEC on April 23, 2013.  The Company and The Scotts Miracle-Gro Company entered into an amendment to the Collaboration Services Agreement to amend the scope and types of services the Company will provide on behalf of The Scotts Miracle-Gro Company.

The foregoing descriptions of the Amendment above does not purport to be complete and is qualified in its entirety by reference to the full text of such amendment, which is filed as Exhibit 10.2, to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On September 26, 2017, AeroGrow International, Inc. (the “Company”) issued a Letter to Shareholders discussion on the Company’s operational results for the fiscal year ended March 31, 2017.  A copy of Letter to Shareholders discussion on the Company’s operational results for the fiscal year ended March 31, 2017, is furnished as Exhibit 99.1 to this report.

The information contained in this Item 7.01 and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Term Loan and Security Agreement
10.2	Second Amendment to Collaboration Services Agreement
99.1	Letter to Shareholders

Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AeroGrow International, Inc.
(Registrant)

Date: September 26, 2017	By:	/s/ Grey H. Gibbs
Grey H. Gibbs Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Term Loan and Security Agreement
10.2	Second Amendment to Collaboration Services Agreement
99.1	Letter to Shareholders